UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 18, 2002


                            THE PENN TRAFFIC COMPANY
             (Exact name of registrant as specified in its charter)




        Delaware                          1-9930                25-0716800
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)


                  1200 State Fair Boulevard, Syracuse, New York
                    (Address of principal executive offices)

                                   13221-4737
                                   (zip code)

                                 (315) 453-7284
              (Registrant's telephone number, including area code)


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         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Written Statement from the Chief Executive Officer, dated September 18, 2002.

                  99.2 Written Statement from the Chief Financial Officer, dated September 18, 2002.


         ITEM 9.  REGULATION FD DISCLOSURE

         On September 18, 2002, in accordance with Order No. 4-460 of the Securities and Exchange Commission, sworn statements were submitted to the Securities and Exchange Commission by the principal executive officer and the principal financial officer of The Penn Traffic Company. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 18, 2002


                                   THE PENN TRAFFIC COMPANY



                                   By:  /s/ Martin A. Fox
                                        ---------------------------------------
                                        Name:   Martin A. Fox
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

         99.1 Written Statement from the Chief Executive Officer, dated September 18, 2002.

         99.2 Written Statement from the Chief Financial Officer, dated September 18, 2002.